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EXHIBIT 23.1

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

              As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into Simon Property Group, Inc. and SPG Realty Consultants, Inc.'s previously filed Registration Statement File Nos. 333-82471, 333-93897, 333-68938, 333-68938-01, 333-64313, and 333-64313-01.

                      ARTHUR ANDERSEN LLP

Indianapolis, Indiana
March 28, 2002

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  EXHIBIT 23.1
CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS